Fees Summary	May 30, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 496,955,000.00
Previously Paid Amount	0.00
Total Fee Amount	76,083.81
Total Offset Amount	0.00
Net Fee	$ 76,083.81
Final Prospectus	false